                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                November 28, 2001



                           CONTINENTAL AIRLINES, INC.
             (Exact name of registrant as specified in its charter)


               Delaware                                 0-09781                              74-2099724
     (State or other jurisdiction              (Commission File Number)                     (IRS Employer
           of incorporation)                                                             Identification No.)


          1600 Smith Street, Dept. HQSEO, Houston, Texas                                     77002
             (Address of principal executive offices)                                     (Zip Code)

                                 (713) 324-2950
              (Registrant's telephone number, including area code)

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Item 5.         Other Events.
                ------------

                On November 28, 2001, Continental Airlines, Inc. issued a press release, which is filed herewith as Exhibit 99.1 and incorporated herein by reference, announcing an underwritten public offering of 6.74 million shares of its Class B common stock. In connection with the public offering, Continental granted, and the underwriter has exercised, an option to purchase 1.011 million shares of such stock to cover overallotments. Continental expects to close the offering of all 7.751 million shares on or about December 3, 2001.



Item 7.         Financial Statements and Exhibits.
                ---------------------------------

                (c) Exhibits

                    99.1  Press Release

                    99.2  Risk Factors



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CONTINENTAL AIRLINES, INC.



                                         By: /s/ JENNIFER L. VOGEL
                                            ------------------------------------
                                             Jennifer L. Vogel
                                             Vice President and General Counsel



November 29, 2001




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                                  EXHIBIT INDEX


99.1     Press Release

99.2     Risk Factors






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